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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): August 4, 2004




                      UNIVERSAL SECURITY INSTRUMENTS, INC.

             (Exact name of registrant as specified in its charter)


Maryland                                0-7885                   52-0898545
(State or Other Jurisdiction   (Commission File Number)         (IRS Employer
of Incorporation)                                            Identification No.)


               7-A Gwynns Mill Court, Owings Mills, Maryland 21117
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (410) 363-3000


                                  Inapplicable
          (Former Name or Former Address if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events and Required FD Disclosure.

     On August 4, 2004, Universal Security Instruments, Inc. (the "Company") issued a press release announcing the sudden passing of its Chairman and CEO, Stephen C. Knepper. The press release is attached as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

The following exhibits are filed herewith:

Exhibit No.
-----------
99.1     Press Release dated August 4, 2004



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        UNIVERSAL SECURITY INSTRUMENTS, INC.
                                        (Registrant)


Date: August 4, 2004                    By:      /s/ Harvey B. Grossblatt
                                           -------------------------------------
                                           Harvey B. Grossblatt
                                           President




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

                                                                    Exhibit 99.1
                                                                    ------------


[GRAPHIC OMITTED]                                         For Immediate Release
                                         Contact:  Harvey Grossblatt, President
                                           Universal Security Instruments, Inc.
                                                         410-363-3000, Ext. 224
                                                                             or
                                                         Don Hunt, Jeff Lambert
                                            Lambert, Edwards & Associates, Inc.
                                                                   616-233-0500






                      Universal Security Instruments. Inc.
                   Chairman and CEO Steve Knepper Passes Away


OWINGS MILLS, MD, August 4, 2004 - Universal Security  Instruments,  Inc. (AMEX:
UUU) President, Harvey Grossblatt, issued the following statement this morning:

"It is with great sadness that I announce that Steve Knepper, a founder of USI and our Chairman and CEO, died suddenly and unexpectedly this morning in Baltimore.

"Our entire USI family mourns this tragic loss, and our thoughts and prayers are with Steve's family. Our deepest sympathies go out to them.

"Steve was a visionary who guided USI's turnaround over the past few years and, under his leadership, we have assembled a professional and dedicated management team. We are now a stronger company due to his leadership, and we will forever be grateful for the 35 years of service. Our management team is committed to carrying on Steve's legacy and continuing the growth plans for the company."

UNIVERSAL SECURITY INSTRUMENTS, INC. is a U.S.-based manufacturer (through its Hong Kong Joint Venture) and distributor of residential smoke, fire and carbon monoxide alarms. Founded in 1969, the Company has a 35-year heritage of developing innovative and easy-to-install safety devices, including smoke, fire and carbon monoxide alarms. Universal Security has increased revenue and earnings while gaining significant new market share since 2001. For more information on Universal Security Instruments, visit the website at www.universalsecurity.com.

              ----------------------------------------------------


Statements contained in this press release that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Although UNIVERSAL SECURITY INSTRUMENTS, INC. believes that the expectations reflected in such forward-looking statements are reasonable; the forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projections.


            7-A GWYNNS MILL COURT o OWINGS MILLS, MARYLAND 21117, USA
                   (410) 363-3000 o www.universalsecurity.com


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